Supplement dated March 2, 2021 to
SUMMARY PROSPECTUS
Dated July 31, 2020,
as amended August 4, 2020

Nebraska Tax-Free Income Fund (WNTFX)

Purchase and Sale of Fund Shares
This Supplement provides information regarding certain changes with respect to the manner in which investors may purchase and redeem shares in the Fund by mail.  Please note that investors conducting transactions by mail should use the following new mailing address effective as of March 22, 2021:
By Mail:
Weitz Funds
P.O. Box 182785
Columbus, Ohio 42318-2785

By Certified or Overnight Delivery:
Weitz Funds
c/o FIS Investor Services LLC
4249 Easton Way, Suite 400
Columbus, Ohio 42319

Other Changes
The toll-free telephone number to contact the Funds has been changed to (888) 859-0968.